                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            GEERLINGS & WADE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



[Geerlings & Wade LOGO]                              960 Turnpike Street
                                                     April 6, 2001

                                                     Canton, MA 02021

Dear Stockholder:

   It is our pleasure to invite you to the 2001 Annual Meeting of Stockholders of Geerlings & Wade, Inc., a Massachusetts corporation, to be held on Tuesday, May 8, 2001 at 3:00 p.m. at the offices of Ropes & Gray, One International Place, 36th floor, Boston, Massachusetts 02110.

   Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. Your return of a proxy in advance will not affect your right to vote in person at the annual meeting.

   We hope that you will be able to attend the annual meeting. The officers and directors of Geerlings & Wade look forward to seeing you at that time.

                                          Sincerely,

                                          /s/ Huib E. Geerlings
                                          Huib E. Geerlings
                                          Chairman of the
                                          Board of Directors

                                          /s/ David R. Pearce
                                          David R. Pearce
                                          President and
                                          Chief Executive Officer

                             Geerlings & Wade, Inc.
                              960 Turnpike Street
                          Canton, Massachusetts 02021

                               ----------------

                    Notice of Annual Meeting of Stockholders

                             To be held May 8, 2001

                               ----------------


   The 2001 Annual Meeting of Stockholders of Geerlings & Wade, Inc. will be held at the offices of Ropes & Gray, One International Place, 36th floor, Boston, Massachusetts 02110, on Tuesday, May 8, 2001 at 3:00 p.m. for the following purposes:

  1.   To re-elect a director for a three-year term ending in 2004.

  2. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants of Geerlings & Wade for the fiscal year ending December 31, 2001.

  3. To transact such other business as may properly come before the annual meeting and any adjournment thereof.

   The board of directors has fixed the close of business on March 19, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

   Whether or not you plan to attend, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ David R. Pearce

                                          David R. Pearce
                                          Clerk

Canton, Massachusetts
April 6, 2001

                             Geerlings & Wade, Inc.

                              960 Turnpike Street
                          Canton, Massachusetts 02021

                               ----------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

   The accompanying proxy is solicited by and on behalf of the board of directors of Geerlings & Wade, Inc., a Massachusetts corporation, for use at the annual meeting of stockholders to be held at the offices of Ropes & Gray, One International Place, 36th floor, Boston, Massachusetts 02110 on Tuesday, May 8, 2001 at 3:00 p.m. and any adjournments thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders.

   Stockholders of record at the close of business on March 19, 2001 will be entitled to vote at the annual meeting of stockholders. On that date, there were 3,855,940 shares of common stock, par value $.01 per share, of Geerlings & Wade outstanding, the holders of which are entitled to one vote per share on each matter to come before the annual meeting. Proxies properly executed and returned will be voted at the annual meeting in accordance with any directions noted thereon or, if no direction is indicated, proxies will be voted FOR the re-election of the nominee for director set forth herein and FOR the ratification of the appointment of Arthur Andersen LLP as independent public accountants of Geerlings & Wade. Proxies will be voted in the discretion of the holders of the proxy in accordance with their best judgment with respect to any other business that may properly come before the annual meeting and all matters incidental to the conduct of the annual meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Clerk of Geerlings & Wade a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked. Any record stockholder attending the annual meeting in person may revoke his or her proxy and vote his or her shares at the annual meeting.

   Under Geerlings & Wade's by-laws, a majority of the shares of Geerlings & Wade common stock issued and outstanding and entitled to vote will constitute a quorum for the annual meeting. For purposes of determining a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when Geerlings & Wade receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy.

   It is expected that this proxy statement and the enclosed form of proxy together with the Geerlings & Wade annual report for the fiscal year ended December 31, 2000 will be mailed to stockholders on or about April 6, 2001.

                            RE-ELECTION OF DIRECTOR

                                 (Proposal One)

   One director is to be elected at the 2001 Annual Meeting of Stockholders for a 3-year term that expires in 2004. The board of directors consists of 5 members. Two other directors have been elected to terms that end in 2002, and 2 other directors have been elected to terms that end in 2003, as indicated below. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which each proxy relates FOR the re-election of the nominee listed below for a term of three years expiring at the 2004 Annual Meeting of Stockholders and until a successor is elected and qualified or until his earlier death, removal or resignation. The nominee named below is presently serving as a director of Geerlings & Wade. The nominee is anticipated to be available for election and to be able to serve. If the nominee should become unavailable, however, such proxy will be voted for a substitute nominee designated by the board of directors. If the nominee for election as a director at the annual meeting receives the greatest number of votes properly cast for election of a director, the director shall be elected.

   Set forth below is certain information concerning the nominee and the other incumbent directors:

Nominee for Re-Election as Director at the Annual Meeting

   Robert L. Webb--Mr. Webb has been a director of Geerlings & Wade since its initial public offering in June 1994. In 1989, Mr. Webb co-founded Catalog Ventures, Inc., a wholly-owned subsidiary of Potpourri Holdings, Inc. which publishes five national direct-mail consumer gift catalogs, and he has served as its Vice President since 1997. Mr. Webb also co-founded Webb & Co., a direct marketing consulting firm, where he served as President and Chief Executive Officer from 1973 until 1997. Mr. Webb received his undergraduate degree from the United States Air Force Academy and holds a Masters Degree from the Fletcher School of International Law and Diplomacy of Tufts University. Mr. Webb is 53 years old.

Directors Whose Term Expires in 2002

   James C. Curvey--Mr. Curvey has been a director of Geerlings & Wade since its initial public offering in June 1994. Mr. Curvey has served as Vice Chairman of Fidelity Investments and President of Fidelity Strategic Investments since July 2000. Prior to this role, Mr. Curvey served as President and Chief Operating Officer of Fidelity Investments since May 1997. Mr. Curvey was President of Fidelity Capital from December 1986 until May 1997. Mr. Curvey serves on the Board of Directors of COLT Telecom Group plc and several nonprofit and educational institutions. Mr. Curvey received his Bachelor of Science from Villanova University in 1957 and his Masters of Arts from George Washington University in 1962. Mr. Curvey is 65 years old.

   John J. Remondi--Mr. Remondi was appointed to the Board of Directors in November 2000 to fill a vacancy created by the resignation of Phillip D. Wade. Mr. Remondi has served as President of Fidelity Investors Management LLC (FIML) since January 2001. Prior to this role, Mr. Remondi was Vice President of FMR Corp. and Managing Director of Fidelity Ventures. Mr. Remondi joined Fidelity in 1983 as Chief Financial Officer for FMR Corp. and served in the position until joining Fidelity Ventures in 1991. Mr. Remondi is a director of The Strober Organization, W.R. Hambrecht & Co., Tillotson Healthcare Corporation and several non-profit organizations' boards. Mr. Remondi is a graduate of Boston College and Boston University School of Management. Mr. Remondi is 64 years old.

Directors Whose Term Expires in 2003

   John M. Connors, Jr.--Mr. Connors has served as a director of Geerlings & Wade since June 1997. Mr. Connors, who was a founding partner in 1968 of Hill, Holliday, Connors, Cosmopulos, Inc., a leading full-service marketing communications company, currently serves as Hill, Holliday's Chairman and Chief Executive Officer. Hill, Holliday is a member of the Interpublic Group of Companies, Inc. Mr. Connors is the Chairman of the Board of Directors of Partners HealthCare System, Inc. and is a member of the Board of Trustees of Boston College, the Board of Trustees of Brandeis College, the Board of Directors of the John Hancock Financial Services, Inc. and the Board of Directors of Saucony, Inc. Mr. Connors received his Bachelor of Science degree from Boston College in 1963. Mr. Connors is 58 years old.

   Huib E. Geerlings--Mr. Geerlings has served as Chairman of Geerlings & Wade's board of directors since June 1988. In addition, from 1988 to 1995, he served as Geerlings & Wade's Chief Executive Officer. Since 1996, Mr. Geerlings has served as Chairman and Chief Information Officer of Verbind, Inc., a software company. Mr. Geerlings received his undergraduate degree and his Masters in Business Administration from Erasmus University in Rotterdam. Mr. Geerlings is 46 years old.

Meetings and Committees of the Board of Directors

   In fiscal 2000, the board of directors held 6 meetings and acted by unanimous written consent in lieu of a meeting on 4 occasions. During fiscal 2000, each director except Mr. Connors attended at least 75% of the aggregate number of board meetings and meetings of any committee of which he was a member.

   The board has 2 standing committees: the audit committee and the compensation committee. The board does not have a standing nominating committee.

   The audit committee was established in June 1994. It held 4 meetings during fiscal 2000. The audit committee currently consists of 3 directors, Messrs. Connors, Remondi and Webb, all of whom are independent directors as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(14). The duties of the audit committee are (i) to review with management and the independent public accountants the scope and results of any and all audits, the nature of any other services provided by the independent public accountants, changes in the accounting principles applied to the presentation of Geerlings & Wade's financial statements, and any comments by the independent public accountants on Geerlings & Wade's policies and procedures with respect to internal accounting, auditing and financial controls and (ii) to make recommendations to the board of directors on the engagement of the independent public accountants. The Board of Directors has adopted a written charter of the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

   The compensation committee was established in June 1994. It held no meetings in separate session during fiscal 2000 and acted by unanimous written consent in lieu of a meeting on 3 occasions. The compensation committee currently consists of 3 directors, Messrs. Curvey, Remondi and Webb, all of whom are "non-employee directors" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The duties of the compensation committee are to recommend compensation arrangements for the President and Chief Executive Officer and review annual compensation arrangements for all other officers and significant employees. The compensation committee also has the responsibility to administer Geerlings & Wade's Stock Option Plan. Accordingly, the Compensation Committee has the discretionary authority, not inconsistent with the express provisions of the Stock Option Plan, to (i) grant option awards to eligible persons, (ii) determine the time or times when awards shall be granted and the number of shares of Geerlings & Wade common stock subject to each award, (iii) designate options as incentive options, (iv) determine the terms and conditions of each award, (v) prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Stock Option Plan and to change such forms from time to time, (vi) adopt, amend, and rescind rules and regulations for the administration of the Stock Option Plan, and (vii) interpret the Stock Option Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Stock Option Plan. No member of this committee was an officer or employee of Geerlings & Wade during fiscal 2000.

Directors' Compensation

   In fiscal 2000, each director of Geerlings & Wade who was not an employee of Geerlings & Wade was paid $750 for each meeting of the board of directors attended by such director. Directors who are employees of Geerlings & Wade are not paid any fees or additional compensation for service as members of the board of directors or either of its committees. All directors are reimbursed for reasonable travel and other expenses of attending meetings of the board of directors and its committees. In addition, pursuant to the Non-Employee Director Stock Option Plan, non-employee directors receive options to purchase 2,500 shares of Geerlings & Wade common stock upon the anniversary of their election to the board of directors. The options granted under the Non-Employee Stock Option Plan are granted at fair market value and become exercisable in three equal annual installments commencing on the first anniversary of the date of grant.

   In addition, Mr. Geerlings has a consulting arrangement with Geerlings & Wade, whereby he provides, at the request of Geerlings & Wade, consulting services in connection with Geerlings & Wade's marketing efforts and also provides Geerlings & Wade with the right to use his name in connection with Geerlings & Wade's marketing literature. Pursuant to the consulting arrangement, Geerlings & Wade pays Mr. Geerlings a fee of $3,000 per month for his consulting services and provides free coverage under its health plan to Mr. Geerlings and his family. The consulting arrangement may be terminated at any time at the will of Geerlings & Wade. Mr. Geerlings, as the Chairman and Chief Information Officer of Verbind, Inc., also received indirect benefits from Geerlings & Wade during fiscal 2000 from the acquisition by Geerlings & Wade of software developed by Verbind, Inc. During the fiscal year ended December 31, 2000, Verbind, Inc. was paid $10,000.

   Mr. Connors, as the Chairman and Chief Executive Officer of Hill, Holliday, received indirect benefits during fiscal 2000 from Geerlings & Wade from fees related to web sites which Hill, Holliday developed and launched for Geerlings & Wade in fiscal 1999. During the fiscal year ended December 31, 2000, Hill, Holliday was paid $784,025.

  The Board of Directors Recommends a Vote FOR the Re-Election of the Nominee
                                Described Above.


        RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                 (Proposal Two)

   The Board of Directors, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP as independent public accountants for the year ending December 31, 2001. Arthur Andersen LLP acted as independent public accountants for Geerlings & Wade during the year ended December 31, 2000 and all other years since 1992. Fees to Geerlings & Wade for professional services rendered by Arthur Andersen LLP during 2000 were as follows: Audit Fees:
$99,500; Financial Information Systems Design and Implementation Fees: $0; and All Other Fees: $40,000, for tax preparation and tax consultation services. We expect that representatives from Arthur Andersen LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

   The Board of Directors recommends the ratification by the stockholders of the appointment by the board of directors of Arthur Andersen LLP as Geerlings & Wade's independent public accountants for the fiscal year ending December 31, 2001. Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the ratification of the appointment of Arthur Andersen LLP. The affirmative vote of the holders of a majority of shares properly cast on the proposal, in person or by proxy, will be required to ratify the appointment of Arthur Andersen LLP. In the event that the stockholders do not ratify the appointment of Arthur Andersen LLP as Geerlings & Wade's independent accounting firm, the board of directors will consider the selection of another firm of independent accountants.

 The Board of Directors Recommends a Vote FOR the Ratification of the Selection
               of Independent Public Accountants Described Above.

                  EXECUTIVE COMPENSATION; CERTAIN ARRANGEMENTS

Executive Officers of Geerlings & Wade

   The following table sets forth certain information with respect to the executive officers of Geerlings & Wade and other significant employees as of March 19, 2001. All of Geerlings & Wade's officers are elected annually and serve at the discretion of the Board of Directors.

          Name           Age Position
          ----           --- --------
David R. Pearce.........  42 President, Chief Executive Officer, Chief Financial Officer,
                             Treasurer and Clerk
Gregg A. Kober..........  38 Vice President of Operations
Darlene J. Metcalf......  42 Vice President of Sales and Customer Service
Eric Welter.............  31 Vice President of Marketing

   David R. Pearce--Mr. Pearce has been President and Chief Executive Officer since April 2000, and Clerk of Geerlings & Wade since July 2000. He was appointed Treasurer of Geerlings & Wade by the board of directors in February
1997 and has been Chief Financial Officer of Geerlings & Wade since November
1996. Prior to joining Geerlings & Wade, Mr. Pearce served as Chief Financial
Officer of State Line Tack, Inc. from January 1995 to August 1996, and served as a director of State Line Tack from 1993 to 1996. Mr. Pearce received his undergraduate degree from Brown University and his Masters of Business
Administration from the University of California, Berkeley.

   Gregg A. Kober--Mr. Kober has been Vice President of Operations for
Geerlings & Wade since May 2000. He joined Geerlings & Wade in September 1996.
Prior to joining Geerlings & Wade, Mr. Kober served as the Manager of Business
Operations at the Bose Corporation where he had been employed since 1989. Mr.
Kober is a graduate of Northeastern University.

   Darlene J. Metcalf--Ms. Metcalf has been Vice President of Sales and
Customer Service for Geerlings & Wade since August 2000 when she joined
Geerlings & Wade. Prior to joining Geerlings & Wade, Ms. Metcalf was Order
Management Supervisor at Picturetel Corporation from November 1995 to June 1997 and Assistant Vice President of Sales and Customer Service at Chadwick's of
Boston from November 1997 to August 2000.

   Eric Welter--Mr. Welter has been Vice President of Marketing for Geerlings &
Wade since May 2000. Mr. Welter joined Geerlings & Wade in May 1999. Prior to joining Geerlings & Wade, he worked from 1994 to 1999 at Grand Circle
Corporation as Director of Database Marketing. Mr. Welter graduated from St.
Cloud State University in Minnesota.

Other Key Personnel

   Geerlings & Wade's other key personnel are:

          Name           Age Position
          ----           --- --------
Iveta Estrella..........  29 Controller and Assistant Clerk
Francis A. Sanders......  45 Wine Director

   Iveta Estrella--Ms. Estrella joined Geerlings & Wade in January 1994. She was appointed Controller and Assistant Clerk of Geerlings & Wade in May 2000. Ms. Estrella received her Bachelor of Arts degree in Accounting from Rhode Island College.

   Francis Sanders--Mr. Sanders joined Geerlings & Wade in May 1997. Previously he served for eight years as the wine supervisor for Boston's Blanchard's retail chain and has over 21 years experience in the beverage industry. Mr. Sanders is a graduate of the University of Lowell.

Summary Compensation Table

   The following summary compensation table sets forth compensation earned for all services rendered to Geerlings & Wade during each of the last three fiscal years, as applicable, by persons serving as Geerlings & Wade's Chief Executive Officer and the other executive officer of Geerlings & Wade who earned salary and bonuses in excess of $100,000 for the year ended December 31, 2000.

                                                     Long-Term
                               Annual Compensation  Compensation
                               -------------------- ------------
                                                     Securities
                                    Salary   Bonus   Underlying    All Other
 Name and Principal Position   Year   ($)     ($)     Options     Compensation
 ---------------------------   ---- ------- ------- ------------  ------------
David R. Pearce............... 2000 185,577  70,000    42,000(1)         --
 President, Chief Executive
 Officer, Chief Financial      1999 175,000  17,500         0            --
 Officer, Treasurer, and Clerk 1998 166,250   3,416    20,000(2)         --

Jay L. Essa (3)............... 2000  55,673       0         0       $188,640(4)
 Former President and Chief
  Executive Officer            1999 200,000 100,000   100,000(5)         --
                               1998 200,000  50,000    25,000(6)         --

Eric Welter................... 2000 130,865  13,300    25,000(7)         --
 Vice President                1999     --      --        --             --
                               1998     --      --        --             --

--------
(1) Mr. Pearce was awarded 42,000 incentive stock options on April 6, 2000.
(2) Mr. Pearce was awarded 10,000 incentive stock options on February 2, 1998 and 10,000 incentive stock options on September 22, 1998.
(3) Mr. Essa resigned as President and Chief Executive Officer in April 2000.
(4) Pursuant to his severance agreement dated April 11, 2000, Mr. Essa received severance payments totaling $83,332 and a lump sum payment in the amount of $105,308 for his unexercised stock options.
(5) Mr. Essa was awarded 100,000 incentive stock options on April 2, 1999.
(6) Mr. Essa was awarded 25,000 incentive stock options on January 21, 1998.
(7) Mr. Welter was awarded 12,500 incentive stock options in May 2000 and 12,500 incentive stock options in August 2000.

Option Grants

   The following table sets forth certain information regarding stock option grants made to the executive officers who earned salary and bonuses in excess of $100,000 during the fiscal year ended December 31, 2000.

                       Option Grants in Last Fiscal Year
                               Individual Grants

                                                                  Potential
                                                              Realization Value
                               Percent of                     at Assumed Annual
                                 Total                         Rates of Stock
                    Number of   Options   Exercise                  Price
                    Securities Granted to  Price              Appreciation for
                    Underlying Employees    per                Option Term (1)
                     Options   in Fiscal   Share   Expiration -----------------
                     Granted      Year     ($/sh)     Date     5% ($)  10% ($)
                    ---------- ---------- -------- ---------- -------- --------
David R. Pearce....  42,000(2)    27.7%   $4.4375   4/6/2010  $117,210 $297,034
Jay L. Essa........       0(2)     --         --         --        --       --
Eric Welter........  12,500(2)     8.3%   $4.0625   5/4/2010  $ 31,936 $ 80,932
                     12,500(2)     8.3%   $2.0625   8/1/2010  $ 16,214 $ 41,089

--------
(1) The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

(2) No stock appreciation rights were granted during fiscal 2000. All options grants are incentive stock options having a term of 10 years. All options vest ratably on grant anniversary over a period of three years. All options were granted at fair market value measured by the closing price for the Geerlings & Wade common stock on the NASDAQ National Market system on the date of the grant.

Option Values

   The table below sets forth information for executive officers who earned salary and bonuses in excess of $100,000 with respect to fiscal 2000 year-end option values.

                         Fiscal Year-End Option Values

                               Number of Securities
                              Underlying Unexercised   Value of Unexercised In-
                                 Options at Fiscal       the-Money Options at
                                   Year-End (#)         Fiscal Year-End ($)(1)
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
David R. Pearce.............   45,000       52,000         $ 0          $ 0
Jay L. Essa.................   50,000            0         $ 0          $ 0
Eric Welter.................    4,000       41,000         $ 0          $ 0

--------
(1) The closing price for the Geerlings & Wade common stock on the NASDAQ National Market System on December 29, 2000, the last trading day of the fiscal year, was $1.969 per share.

Employment Arrangements

   Effective April 7, 2000, David R. Pearce and Geerlings & Wade entered into an agreement under which Mr. Pearce agreed to serve as Geerlings & Wade's President and Chief Executive Officer. Pursuant to that agreement, Mr. Pearce is paid a base salary of $200,000 and was granted 42,000 stock options for the Company's common stock. The stock options will vest in three equal increments of 14,000 on the first, second, and third anniversary date of the agreement. Also pursuant to that agreement, Mr. Pearce was awarded a one-time retention bonus in the amount of $50,000 for being continuously employed by the Company through December 31, 2000. The agreement is terminable at will at the option of Geerlings & Wade or Mr. Pearce. If Geerlings & Wade terminates the agreement for reasons other than for cause, Mr. Pearce shall be entitled to a severance payment in the amount of $200,000, payable in twelve equal monthly installments, following his termination. The $200,000 severance payment will be reduced by 50% of the income Mr. Pearce receives from any position he takes with another company with a maximum reduction of $100,000. The agreement also provides that while Mr. Pearce is employed by Geerlings & Wade and for twelve
(12) months after his employment terminates, he shall not compete with Geerlings & Wade or its affiliates or engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with Geerlings & Wade including, without limitation, any activity that involves the retail sale of wine or wine accessories via the mails or the internet.

   Effective April 11, 2000, Geerlings & Wade accepted Mr. Essa's resignation as President and Chief Executive Officer of the Company. Pursuant to a Severance Agreement dated April 11, 2000 between Mr. Essa and Geerlings & Wade, Mr. Essa received severance payments in fiscal 2000 totaling $83,332, plus an additional $105,308 following the expiration of 80,000 vested "in-the-money" stock options. Pursuant to the terms of his severance agreement, 50,000 incentive stock options held by Mr. Essa were converted into 50,000 non-qualified options which will expire at the end of his severance pay period in April 2001.

                            AUDIT COMMITTEE REPORT

   Notwithstanding anything to the contrary set forth in any of Geerlings & Wade's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

   The audit committee currently consists of 3 directors, Messrs. Connors, Remondi and Webb, all of whom are independent directors as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(14). The duties of the audit committee are (i) to review with management and the independent public accountants the scope and results of any and all audits, the nature of any other services provided by the independent public accountants, changes in the accounting principles applied to the presentation of Geerlings & Wade's financial statements, and any comments by the independent public accountants on Geerlings & Wade's policies and procedures with respect to internal accounting, auditing and financial controls and (ii) to make recommendations to the board of directors on the engagement of the independent public accountants. The Board of Directors has adopted a written charter of the Audit Committee, a copy of which is included as an Appendix to this Proxy Statement.

   Consistent with its duties, the Audit Committee has reviewed and discussed with the Company's management the audited financial statements for the year ended December 31, 2000. Arthur Andersen LLP, the Company's independent public accountants, issued their unqualified report dated February 9, 2001 on Geerlings & Wade's financial statements.

   The Audit Committee has also discussed with Arthur Andersen LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Arthur Andersen LLP its independence as an auditor. The Audit Committee has also considered whether Arthur Andersen LLP's provision of non-audit services is compatible with its independence.

   Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Geerlings & Wade's audited financial statements for the year ended December 31, 2000 be included in the Annual Report on Form 10-K for the fiscal year then ended.

Audit Committee of the Board of Directors

John M. Connors, Jr.
John J. Remondi
Robert L. Webb

February 2001

                         COMPENSATION COMMITTEE REPORT

   Notwithstanding anything to the contrary set forth in any of Geerlings & Wade's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph on page 11 shall not be incorporated by reference into any such filings.

   The Compensation Committee of the Geerlings & Wade Board of Directors is currently composed of three outside directors, Messrs. Curvey, Remondi and Webb. The committee's responsibilities include recommending the annual compensation arrangements for the President and Chief Executive Officer of Geerlings & Wade, reviewing the annual compensation arrangements for all other officers and significant employees of Geerlings & Wade and administering Geerlings & Wade's Stock Option Plan. No member of this committee was an officer or employee of Geerlings & Wade during 2000.

   Geerlings & Wade believes that all of its employees are vital to its continued success. It is crucial that employees understand Geerlings & Wade's objectives and the role they play in the achievement of these objectives. With this in mind, Geerlings & Wade seeks to create a positive work environment for its employees, including an appropriate level of training and ample opportunities for advancement for all its employees.

   Under the supervision of the compensation committee, Geerlings & Wade has developed and implemented compensation policies and plans that seek to tie the financial interests of Geerlings & Wade's senior management with the interests of its stockholders. As a result, Geerlings & Wade seeks to reward performance in those quantitative areas believed to be important to the long-term interests of stockholders, namely enhanced sales growth and profitability and the successful implementation of Geerlings & Wade's business plan. Geerlings & Wade believes that success in these quantitative areas will also be evidence of success in the qualitative areas discussed above relating to the work environment for Geerlings & Wade's employees, employee training and employee opportunity for advancement. In addition, Geerlings & Wade seeks to provide total compensation packages that will attract the best talent to Geerlings & Wade, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term stockholder value. To implement these policies, Geerlings & Wade's compensation structure has three components: base salary, cash bonuses and stock options.

   In fiscal 2000 the Geerlings & Wade Board of Directors approved a senior management bonus plan which provided for bonuses of up to 10% of annual salary to certain members of the senior management team other than David R. Pearce. The amount of each bonus was determined at the discretion of Mr. Pearce based upon his assessment of the performance of the senior management team.

   Mr. Pearce, Geerlings & Wade's President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Clerk, is a party to an employment agreement with Geerlings & Wade. For details regarding the employment agreement see "Employment Arrangements" on page 7 of this proxy statement. Pursuant to the agreement, Mr. Pearce was awarded 42,000 incentive stock options as an additional performance incentive that is linked to the future performance of Geerlings & Wade's common stock. The compensation committee believes that the grant of such options provides appropriate incentive to Mr. Pearce by making a significant amount of his future remuneration contingent upon either a significant increase in the price of Geerlings & Wade common stock or a long period of future service to Geerlings & Wade. In March 2001 the Compensation Committee awarded to Mr. Pearce a bonus equivalent to 10% of his salary for his performance during fiscal 2000. The Compensation Committee determined that a 10% bonus for Mr. Pearce was consistent with the level of bonuses approved by the Board of Directors for the other members of the senior management team.

   Jay L. Essa resigned as President and Chief Executive Officer of Geerlings & Wade in April 2000. At that time Geerlings & Wade entered into a severance agreement with him. For details regarding the severance agreement see "Employment Arrangements" on page 7 of this proxy statement.

   With respect to Geerlings & Wade's other employees and executives, compensation is determined, in consultation with the compensation committee, by the President and Chief Executive Officer upon consideration of such individuals' performance and any changes in their functional responsibilities.

   Employee and executive compensation is generally comprised of a combination of cash compensation and grants of options under Geerlings & Wade's Stock Option Plan. Stock options are awarded during the year on a discretionary basis. Stock options are intended to offer an equity incentive for superior performance and to foster the retention of key personnel through awards structured to vest and become exercisable over time provided that the individual remains employed by Geerlings & Wade. There is no set formula for the award of options. Factors considered in making option awards to employees and executives of Geerlings & Wade in 2000 included prior grants to such individual, the importance of retaining such individual's services, such employee's potential to contribute to the success of Geerlings & Wade and such employee's past contributions to Geerlings & Wade.

Compensation Committee of the Board of Directors

James C. Curvey
John J. Remondi
Robert L. Webb

March 2001

                               PERFORMANCE GRAPH

   The following graph compares the yearly percentage change in Geerlings & Wade's cumulative total shareholder return on its common stock with the cumulative total return on the Nasdaq Market Index (Broad Market index) and a self-constructed peer group index,* for the five years preceding December 29, 2000, the last trading day of fiscal 2000. The cumulative total shareholder return is based on $100 invested in Geerlings & Wade common stock and in the respective indices on December 30, 1995 (including reinvestment of dividends). The stock prices on the performance graph are not necessarily indicative of future price performance.




[GRAPH]
----------------

* The peer group index is comprised of the following direct-mail retail marketing companies: J. Jill Group, Inc. (JILL), Green Mountain Coffee Inc. (GMCR), Hanover Direct (HNV), Land's End (LE), Lilian Vernon (LVC), Right Start (RTST), Spiegel (SPGLA) and Vermont Teddy Bear (BEAR). Each of these companies is publicly traded. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

                        SECURITIES OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding the beneficial ownership of the Geerlings & Wade common stock as of March 19, 2001, by each person known to Geerlings & Wade to be the beneficial owner of more than five percent of the Geerlings & Wade common stock, each director of Geerlings & Wade, each executive officer of Geerlings & Wade and all directors and executive officers of Geerlings & Wade as a group. Except as otherwise indicated, the beneficial owners of the Geerlings & Wade common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to applicable community property laws.

                                                      Amount and
                                                      Nature of
                                                      Beneficial    Percent of
Name of Beneficial Owner                             Ownership(1)    Class(2)
------------------------                             ------------   ----------
The Cross Country Group, LLC/Howard L. Wolk(3)......    194,400         5.0%
Palo Alto Investors LLC/Palo Alto Investors/
 William L. Edwards/Micro Cap Partners, L.P./
 Banner Partners Minaret/William C. Edwards/
 Alan R. Brudos (4).................................    720,800        18.7%
Phillip D. Wade.....................................    450,000        11.7%
DIRECTORS & EXECUTIVE OFFICERS
John M. Connors, Jr.................................     44,999(5)      1.2%
James C. Curvey.....................................     93,298(6)      2.4%
Huib E. Geerlings...................................    868,999(5)     22.5%
Gregg Kober.........................................     15,832(7)        *
Darlene Metcalf.....................................          0           0%
David R. Pearce.....................................     69,678(8)      1.8%
John J. Remondi.....................................    149,499         3.9%
Robert L. Webb......................................     12,499(6)        *
Eric Welter.........................................      8,166(9)        *
All directors and executive officers as a group (9
 persons)...........................................  1,262,970        32.7%

----------------

 * Less than 1%.
(1) For purposes of determining beneficial ownership of Geerlings & Wade's common stock, owners of options that are exercisable within 60 days of March 19, 2001, are considered to be the beneficial owners of the shares of the common stock for which such securities are exercisable.
(2) Shares which may be acquired through the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown on the table.
(3) As reported on Schedule 13G filed with the Securities and Exchange Commission on May 24, 2000. The Cross Country Group, LLC, a Massachusetts limited liability company, beneficially owns 174,400 shares. Howard L. Wolk, an individual who serves as Managing Member of The Cross Country Group, LLC, may be deemed to control The Cross Country Group, LLC and have shared voting and investment power over such shares. In addition, Mr. Wolk is the beneficial owner of 20,000 shares and has sole voting and investment power with respect to such shares. The business address for The Cross Country Group, LLC and Mr. Wolk is 4040 Mystic Valley Parkway, Medford, MA 02155
(4) As reported on Schedule 13G filed with the Securities and Exchange Commission on February 22, 2001 and on Form 4 filed with the Securities and Exchange Commission on February 9, 2001. Palo Alto Investors, LLC, Palo Alto Investors and William L. Edwards may be deemed to be the beneficial owners of

   720,800 shares as of January 8, 2001. Micro Cap Partners, L.P., an investment partnership of which Palo Alto Investors, LLC is the General Partner, is the beneficial owner of 352,800 of such shares. Banner Partners Minaret ("Banner"), a portion of whose assets are managed by Palo Alto Investors, LLC, is the beneficial owner of 192,900 of such shares. William
   C. Edwards and Alan R. Brudos, the general partners of Banner, may be deemed to have indirect beneficial ownership of the 192,900 shares beneficially owned by Banner. Micro Cap Partners, L.P., Banner, William C. Edwards and Alan R. Brudos disclaim membership in a group. Palo Alto Investors, LLC, Palo Alto Investors and William L. Edwards may be deemed to have indirect beneficial ownership over shares beneficially owned by an investment advisory client of Palo Alto Investors, LLC or by an investment limited partnership of which Palo Alto Investors, LLC is the general partner. Palo Alto Investors, LLC, Palo Alto Investors and William L. Edwards disclaim beneficial ownership of the securities with respect to which indirect beneficial ownership is reported except to the extent of their pro rata pecuniary interest therein. The business address for Palo Alto Investors, Palo Alto Investors, LLC, Micro Cap Partners, L.P. and William L. Edwards is 470 University Avenue, Palo Alto, California 94301. The business address for Banner, William C. Edwards and Alan R. Brudos is 3000 Sand Hill Road, Bldg. 1, Suite 190, Menlo Park, CA 94025.
(5) Includes options to purchase 4,999 shares of Geerlings & Wade common stock issued pursuant to the Non-Employee Director Stock Option Plan that are currently exercisable or are exercisable within 60 days of March 19, 2001.
(6) Includes options to purchase 12,499 shares of Geerlings & Wade common stock issued pursuant to the Non-Employee Director Stock Option Plan that are currently exercisable or are exercisable within 60 days of March 19, 2001.
(7) Includes options to purchase 15,832 shares of Geerlings & Wade common stock that are currently exercisable.
(8) Includes options to purchase 61,500 shares of Geerlings & Wade common stock that are currently exercisable or are exercisable within 60 days of March 19, 2001.
(9) Includes options to purchase 8,166 shares of Geerlings & Wade common stock that are currently exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Geerlings & Wade's executive officers and directors, and persons who beneficially own more than ten percent of Geerlings & Wade's common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish to Geerlings & Wade copies of all Forms 3, 4 and 5 they file. A Form 5 filed by Mr. Wade, a former director and an owner of greater than 10% of Geerlings & Wade's common stock, was filed late with the SEC. A Form 3 filing by each of Mr. Kober and Mr. Welter was also filed late with the SEC.

                  QUORUM REQUIREMENT AND METHOD OF TABULATION

   Consistent with Massachusetts corporate law and Geerlings & Wade's by-laws, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the annual meeting. Votes cast by proxy or in person at the annual meeting will be counted by persons appointed by Geerlings & Wade to act as election inspectors for such annual meeting. The nominee for election as director at the annual meeting who receives the greatest number of votes properly cast for the election of director shall be elected. A majority vote of the number of shares present in person or represented by proxy at the annual meeting entitled to vote thereon is necessary to approve the ratification of independent public accountants as well as any other matter which comes before the annual meeting, except where law, Geerlings & Wade's restated articles of organization or by-laws require otherwise. The election inspector will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the annual meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

   At least ten days before the 2001 Annual Meeting of Stockholders, Geerlings & Wade shall make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the annual meeting at its principal executive offices at 960 Turnpike Street, Canton, Massachusetts 02021. The list shall also be made available to stockholders present at the annual meeting.

                             FINANCIAL STATEMENTS

   Geerlings & Wade's audited financial statements for the fiscal year ended December 31, 2000 and certain other related financial and business information of Geerlings & Wade are contained in Geerlings & Wade's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed by Geerlings & Wade with the Securities and Exchange Commission on March 30, 2001 (including exhibits). Copies of such Annual Report on Form 10-K (excluding exhibits) are being mailed to stockholders concurrently with this proxy statement. Copies of such Annual Report on Form 10-K (excluding exhibits) also may be obtained without charge by contacting Geerlings & Wade, 960 Turnpike Street, Canton, Massachusetts 02021, Attention: Investor Relations.

                             STOCKHOLDER PROPOSALS

   In order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to be considered by Geerlings & Wade for inclusion in Geerlings & Wade's proxy material for Geerlings & Wade's 2002 Annual Meeting of Stockholders, they must be received by Geerlings & Wade on or before December 7, 2001 at its principal executive office, 960 Turnpike Street, Canton, Massachusetts 02021, Attention: Investor Relations.

   For proposals that stockholders intend to present at the 2002 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Securities Exchange Act of 1934, unless the stockholder notifies Geerlings & Wade of such intent on or before February 20, 2002, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

                                 OTHER MATTERS

   Management has no knowledge of any other matter that may come before the 2001 Annual Meeting of Stockholders and does not, itself, currently intend to present any such other matter. However, if any such other matters properly come before the annual meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

           DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

   One proxy statement is being delivered to each stockholder unless Geerlings & Wade has received contrary instructions from one or more of the stockholders. Upon written or oral request, Geerlings & Wade will undertake to promptly deliver one copy of the proxy statement to stockholders at a shared address to which multiple copies of the proxy statement were delivered. To request delivery of a single copy of a proxy statement if you are receiving multiple copies, write to Geerlings & Wade at 960 Turnpike Street, Canton MA, 02021, Attention: Investor Relations or call (781) 821-4152 and request the change.

                              PROXY SOLICITATION

   The cost of soliciting proxies will be paid by Geerlings & Wade. Proxies may be solicited without extra compensation by certain directors, officers and regular employees of Geerlings & Wade by mail, telegram or in person.

   Stockholders are urged to send their proxies without delay. Your cooperation is appreciated.

                                                                      APPENDIX A
                             Geerlings & Wade, Inc.

                            Audit Committee Charter

                    Organization and Membership Requirements

   There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three members appointed by the Board of Directors, all of whom shall be independent directors (as defined in Annex A attached hereto). Notwithstanding the foregoing, one director who is not an independent director as defined in Annex A, and is not a current employee or an immediate family member of an employee, may be appointed to the Audit Committee if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee of such individual is required by the best interests of the Company and its shareholders.

   Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, at least one member must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience that has resulted in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                              Statement of Policy

   The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders and investment community relating to the corporate accounting and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditor and the financial management of the Company. The Company's independent auditor is ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders.

                                Responsibilities

   In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order best to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company comply with all legal and regulatory requirements and are of the highest quality.

   In carrying out these responsibilities, the Audit Committee shall:

  1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could affect the Company's financial statements.

  3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

  5. Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

  7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  8. Receive from the independent auditor each year a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, discuss with the auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor and, and if so determined by the Audit Committee, take or recommend that the Board take appropriate action to oversee the independence of the auditor.

  9. Together with the full Board, evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  10. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  11. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  12. Review with the independent auditor, without management present, any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  13. Prepare, with the assistance of the Company's counsel, the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  14. Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  15. Meet in person or telephonically at least four times per year to carry out the responsibilities outlined in this Charter. Meet in person at least annually with the chief financial officer and the independent auditor in separate executive sessions.

  16. If determined to be appropriate by the Audit Committee, (a) retain special legal, accounting or other consultants to advise the Audit Committee and (b) request any officer or employee of the Company or the Company's counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  17. Make regular reports to the Board. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each meeting with, the Board.

                                    Annex A

   "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

    (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

    (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

    (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

    (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

    (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

        FORM OF PROXY FOR GEERLINGS & WADE, INC.'S 2001 ANNUAL MEETING


                            GEERLINGS & WADE, INC.

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GEERLINGS & WADE, INC.
                                      FOR
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2001

        The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Geerlings & Wade, Inc. (the "Company"), hereby appoints each of David R. Pearce, Huib E. Geerlings and Iveta Estrella as proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of Geerlings & Wade to be held on May 8, 2001 at 3:00 p.m. at the offices of Ropes & Gray, One International Place, Boston, MA 02110 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of Geerlings & Wade that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEE AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS. IF THE NOMINEE IS NOT AVAILABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE. THIS PROXY DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF SOLICITATION OF THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED TO VOTE THE SAME SHARES OF COMMON STOCK FOR THE ANNUAL MEETING.

        SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     The Board of Directors recommends a vote FOR each of the following matters:


     1. The election of one                 FOR      WITHHELD             Nominee: Robert L. Webb.
      director, for a term ending           [  ]       [  ]
      2004.



     2.  To consider and act                FOR     AGAINST   ABSTAIN
      upon a proposal to ratify the         [  ]     [  ]      [  ]
      appointment of Arthur
      Andersen LLP as independent
      public accountants of
      Geerlings & Wade for the year
      ending December 31, 2001.




      PLEASE PROMPTLY SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.


I  plan to attend the meeting.         [  ]

I do not plan to attend the meeting.   [  ]


Signature  _______________________________  Date  ______________________

Signature  _______________________________  Date  ______________________


NOTE: Please sign name exactly as it appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.